Exhibit 8.1

Grupo Televisa, S.A.B.

Subsidiaries, Consolidated Variable Interest Entity, Joint Ventures and Associates

as of December 31, 2011

Name of Company	Country of Incorporation
Alektis Consultores, S. de R.L. de C.V.	Mexico
TVU Enterprises, Inc.	United States of America
Bay City Television, Inc.	United States of America
ET Publishing International, LLC	United States of America
Sunny Isle, LLC	United States of America
Pay-TV Venture, Inc.	United States of America
Saral Publications, Inc.	United States of America
Tarabu, Inc.	United States of America
Endemol Latino N.A., LLC (*)	United States of America
Televisa Internacional, LLC	United States of America
Televisa International Marketing Group, Inc.	United States of America
Veneto, Inc. (1)	United States of America

Cable y Comunicación de Campeche, S.A. de C.V.	Mexico

Cable y Comunicación de Morelia, S.A. de C.V.	Mexico

Cablemás Telecomunicaciones, S.A. de C.V.	Mexico
Cablemás International Telecomm, LLC. (1)	United States of America
Servicios de Telecomunicaciones de Campeche, S.A. de C.V.	Mexico

CCC Tecno Equipos, S.A. de C.V.	Mexico

CM Equipos y Soporte, S.A. de C.V.	Mexico

Consorcio Nekeas, S.A. de C.V.	Mexico
Audiomaster 3000, S.A. de C.V. (1)	Mexico
CVQ Espectáculos, S.A. de C.V.	Mexico
Club de Fútbol América, S.A. de C.V.	Mexico
Real San Luis F.C., S.A. de C.V.	Mexico
Teatro de los Insurgentes, S.A. de C.V.	Mexico
Televisa en Vivo, S.A. de C.V.	Mexico
Videocine, S.A. de C.V.	Mexico
Coyoacán Films, S.A. de C.V. (*)	Mexico
Pantelion, LLC.	United States of America
Dibujos Animados Mexicanos Diamex, S.A. (*)	Mexico
Editorial Clío, Libros y Videos, S.A. de C.V. and subsidiary (*)	Mexico
En Vivo Espectáculos, S. de R.L. de C.V. (1)	Mexico
Fútbol del Distrito Federal, S.A. de C.V.	Mexico
Grupo Comunicación y Esfuerzo Comercial, S.A. de C.V. (1)	Mexico
Impulsora del Deportivo Necaxa, S.A. de C.V.	Mexico
Marcas y Desarrollos, S.A. de C.V. (*) (1)	Mexico
Operadora Dos Mil, S.A. de C.V. (1)	Mexico
Productora Contadero, S.A. de C.V. (*) (1)	Mexico
Promo-Certamen, S.A. de C.V.	Mexico
Quiroga TV, S.A. de C.V.	Mexico
TV Santa Fe, S.A. de C.V.	Mexico
San Ángel TV, S.A. de C.V.	Mexico

Constructora Cablemás, S.A. de C.V.	Mexico

Corporativo Vasco de Quiroga, S.A. de C.V.	Mexico
Alvafig, S.A. de C.V.	Mexico

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Arretis, S.A.P.I. de C.V.	Mexico
Cable TV Internacional, S.A. de C.V.	Mexico
Televisión Internacional, S.A. de C.V.	Mexico
CV Comunicaciones, S.A. de C.V.	Mexico
CV Telecomunicaciones del Norte, S.A. de C.V.	Mexico
Grupo Servicomunicación, S.A. de C.V.	Mexico
Multibip, S.A. de C.V.	Mexico
R.H. Servicios Administrativos, S.A. de C.V.	Mexico
R.H. Servicios Ejecutivos, S.A. de C.V.	Mexico
Servicios Telum, S.A. de C.V.	Mexico
Sintonia Fina, S.A. de C.V.	Mexico
Técnica Avanzada en Cableados, S.A. de C.V.	Mexico
Telum, S.A. de C.V.	Mexico
Cable Sistema de Victoria, S.A. de C.V.	Mexico
Comunicable, S.A. de C.V. (*)	Mexico
Comunicable de Valle Hermoso, S.A. de C.V. (*)	Mexico
Telecable de Matehuala, S.A. de C.V.	Mexico

DTH Europa, S.A.	Spain

Editora Factum, S.A. de C.V.	Mexico
Digital TV, S.A. de C.V. (1) (3)	Mexico
Empresas Cablevisión, S.A.B. de C.V.	Mexico
Milar, S.A. de C.V.	Mexico
Argos Comunicación, S.A. de C.V. (*)	Mexico
Cablebox, S.A. de C.V.	Mexico
Cablestar, S.A. de C.V.	Mexico
Bestel USA, Inc.	United States of America
Letseb, S.A. de C.V.	Mexico
Bestphone, S.A. de C.V.	Mexico
Operbes, S.A. de C.V.	Mexico
Servicios Operbes, S.A. de C.V.	Mexico
Servicios Letseb, S.A. de C.V.	Mexico
Cablevisión, S.A. de C.V.	Mexico
Tercera Mirada, S.A. de C.V. (1)	Mexico
Estudio Sevilla 613, S.A. de C.V.	Mexico
Grupo Mexicano de Cable, S.A. de C.V.	Mexico
Integravisión de Occidente, S.A. de C.V.	Mexico
Servicios Cablevisión, S.A. de C.V.	Mexico
Servicios Técnicos Cablevisión, S.A. de C.V.	Mexico
Tecnicable, S.A. de C.V.	Mexico
Telestar del Pacífico, S.A. de C.V.	Mexico
Grupo de Telecomunicaciones de Alta Capacidad, S.A.P.I. de C.V. and subsidiary (*)	Mexico

Editorial Televisa, S.A. de C.V.	Mexico
Editorial Atlántida, S.A.	Argentina
Atlántida Chile, S.A.	Chile
Atlántida Digital, S.A.	Argentina
Desarrollos del Atlántico, S.A.	Argentina
Dewal, S.A.	Uruguay
Ediciones Paparazzi, S.A.	Argentina
Editorial Atlántida Uruguay, S.R.L.	Uruguay
Feria Puro Diseño, S.A.	Argentina
Editorial GyJ Televisa, S.A. de C.V.	Mexico
Editorial Motorpress-Televisa, S.A. de C.V.	Mexico
Editorial Televisa Argentina, S.A.	Argentina
Editorial Televisa Chile, S.A.	Chile
Editorial Televisa Colombia, S.A.	Colombia

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Editorial Televisa Colombia Cultural, S.A.	Colombia
Editorial C&P S.A.S.	Colombia
Editorial Televisa International, S.A.	Mexico
Editorial Televisa Perú, S.A.	Peru
Editorial Televisa Puerto Rico, Inc.	Puerto Rico
Editorial Televisa Venezuela, S.A.	Venezuela
Editorial gente Televisa, S.A. de C.V.	Mexico
Publicaciones Aquario, S. de R.L. de C.V.	Mexico
Vanipubli Ecuatoriana, S.A.	Ecuador
VeneTel Servicios Publicitarios, S.A.	Venezuela

Factum Más, S.A. de C.V.	Mexico
Sky DTH, S.A. de C.V.	Mexico
Innova Holdings, S. de R.L. de C.V.	Mexico
Innova, S. de R.L. de C.V. (2)	Mexico
Corporación Novaimagen, S. de R.L. de C.V.	Mexico
Corporación Novavisión, S. de R.L. de C.V.	Mexico
Novavision Group, Inc.	United States of America
Novavisión Honduras, S.A.	Honduras
Novavisión Panamá, S.A.	Panama
Media Visión de Panamá, S.A.	Panama
Ridge Manor, Inc.	Panama
Eminent Shine, Inc. (1)	Panama
Galaxy Nicaragua, S.A.	Nicaragua
Servicios Directos de Satélite, S.A.	Costa Rica
Sky El Salvador, S.A. de C.V.	El Salvador
Televisión Novavisión de Guatemala, S.A.	Guatemala
Corporación de Radio y Televisión del Norte de México, S. de R.L. de C.V.	Mexico
Corporación Satelital Novavisión Dominicana, S.A.	Dominican Republic
Novabox, S. de R.L. de C.V.	Mexico
Nova Call-Center, S. de R.L. de C.V.	Mexico
Servicios Corporativos de Telefonía, S. de R.L. de C.V.	Mexico
Servicios Novasat, S. de R.L. de C.V.	Mexico

Gestora de Inversiones Audiovisuales La Sexta, S.A. and subsidiaries (*)	Spain

Grupo Distribuidoras Intermex, S.A. de C.V.	Mexico
Distribuidora Alfa, S.A.	Chile
Distribuidora Bolivariana, S.A.	Peru
Distribuidora de Revistas Bertrán, S.A.C.	Argentina
Intercontinental Media, S.A.	Argentina
Distribuidora Intermex, S.A. de C.V.	Mexico
Distribuidora Panamex, S.A.	Panama
Distribuidoras Unidas, S.A.	Colombia
Gonarmex, S.A. de C.V.	Mexico
Samra, S.A.	Ecuador
Distribuidora Los Andes, S.A.	Ecuador

Grupo Legaris, S.A. de C.V.	Mexico
Comercio Más, S.A. de C.V.	Mexico
Comercial Televisa Más, S.A. de C.V.	Mexico

Grupo Telesistema, S.A. de C.V.	Mexico
Altavista Sur Inmobiliaria, S.A. de C.V.	Mexico
Corporativo TD Sports, S.A. de C.V.	Mexico
Barra Deportiva, S.A. de C.V.	Mexico
Servicios Administrativos Coapa, S.A. de C.V.	Mexico
G. Televisa-D, S.A. de C.V.	Mexico

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Inmobiliaria Amber, S.A. de C.V.	Mexico
Lab Brands International, LLC (*)	United States of America
Multimedios Santa Fe, S.A. de C.V.	Mexico
Producciones Nacionales Televisa, S.C.	Mexico
Proyectos Especiales Televisa, S.C.	Mexico
Recursos Corporativos Alameda, S.C.	Mexico
Publicidad Virtual, S.A. de C.V.	Mexico
Tarrague A.G.	Switzerland
Teleinmobiliaria, S. de R.L. de C.V.	Mexico
Tele Tips Digital, S.A. de C.V.	Mexico
Televisa, S.A. de C.V.	Mexico
Centros de Conocimiento Tecnológico, S.A. de C.V. and subsidiary (*)	Mexico
Endemol México, S.A. de C.V. (*)	Mexico
Espacio de Vinculación, A.C.	Mexico
Iniciativa México, A.C.	Mexico
T&V, S.A.S. (*)	France
Televisa Consumer Products USA, LLC	United States of America
Televisa Mexico, Ltd.	Switzerland
Multimedia Telecom, S.A. de C.V.	Mexico
Broadcasting Media Partners, Inc. and subsidiaries (including Univision Comunications Inc.)(*)	United States of America
Comunicaciones Tieren, S.A. de C.V.	Mexico
BMPI Services II, LLC (4)	United States of America
Videopersel, Ltd.	Switzerland
Videoserpel, Ltd.	Switzerland
Televisión Independiente de México, S.A. de C.V.	Mexico
Baluarte Bienes Raices, S.A. de C.V.	Mexico
Canal XXI, S.A. de C.V.	Mexico
Canales de Televisión Populares, S.A. de C.V.	Mexico
Desarrollo Milaz, S.A. de C.V.	Mexico
Televisa Music Publishing, S.A. de C.V.	Mexico
Radio Televisión, S.A. de C.V.	Mexico
Radiotelevisora de México Norte, S.A. de C.V.	Mexico
Teleimagen del Noroeste, S.A. de C.V.	Mexico
Telemercado Alameda, S. de R.L. de C.V. (*) (1)	Mexico
Televimex, S.A. de C.V.	Mexico
Televisión de Puebla, S.A. de C.V.	Mexico
Televisora de Mexicali, S.A. de C.V.	Mexico
Televisora de Navojoa, S.A.	Mexico
Televisora de Occidente, S.A. de C.V.	Mexico
Televisora del Yaqui, S.A. de C.V. (*)	Mexico
Televisora Peninsular, S.A. de C.V.	Mexico
T.V. de los Mochis, S.A. de C.V.	Mexico
Terma, S.A. de C.V.	Mexico
Unisat Mexicana, S.A. de C.V. (1)	Mexico
Inmobiliaria Cablemás, S.A. de C.V.	Mexico
Kapa Capital, S.A. de C.V. SOFOM, E.N.R.	Mexico
Kasitum, S.A. de C.V.	Mexico
Grupo Nueva Comercial TB, S.A. de C.V.	Mexico
Multimedia CTI, S.A. de C.V.	Mexico
Profesionales en Ventas y Mercadeo, S.A. de C.V.	Mexico
Promo-Industrias Metropolitanas, S.A. de C.V.	Mexico
Telestar de Occidente, S.A. de C.V.	Mexico

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Servicios Administrativos Cablemás, S.A. de C.V.	Mexico

Sistema Radiópolis, S.A. de C.V.	Mexico
Cadena Radiodifusora Mexicana, S.A. de C.V.	Mexico
Radio Melodía, S.A. de C.V.	Mexico
Radio Tapatía, S.A. de C.V.	Mexico
XEZZ, S.A. de C.V.	Mexico
Servicios XEZZ, S.A. de C.V. (1)	Mexico
Radio Comerciales, S.A. de C.V.	Mexico
Radiotelevisora de Mexicali, S.A. de C.V.	Mexico
Servicios Radiópolis, S.A. de C.V.	Mexico

Somos Televisa, S.A. de C.V.	Mexico
Borealis Comunicación, S.A. de C.V.	Mexico
Cadena de las Américas, S.A. de C.V.	Mexico
Comunicaciones Sevitel, S.A. de C.V.	Mexico
Corporatel, S.A. de C.V.	Mexico
Corporación Más, S.A. de C.V.	Mexico
Desarrollo Vista Hermosa, S.A. de C.V.	Mexico
ECO Producciones, S.A. de C.V.	Mexico
Empresas Baluarte, S.A. de C.V.	Mexico
Grupo Administrativo Tijuana, S.A. de C.V.	Mexico
Intellectus Comunicación, S.C.	Mexico
Intellectus Creativo, S.C.	Mexico
Intellectus Producción, S.C.	Mexico
Intellectus RH, S.C.	Mexico
Intellectus Técnico, S.C.	Mexico
Plataforma Digital, S.A. de C.V. (1)	Mexico
Sattora, S.A. de C.V.	Mexico
Servicios Deportivos Amec, S.A. de C.V.	Mexico
Servicios Deportivos Luportas, S.A. de C.V.	Mexico
Servicios Deportivos Nexa, S.A. de C.V.	Mexico
Servicios Deportivos Salu, S.A. de C.V.	Mexico
Servicios Sateve, S.A. de C.V.	Mexico
Televisa Corporación, S.A. de C.V.	Mexico
Televisa Producciones, S.A. de C.V.	Mexico
Televisa Talento, S.A. de C.V.	Mexico
Televisat, S.A. de C.V.	Mexico
Transmisiones Nacionales de Televisión, S.A. de C.V.	Mexico
TV Conceptos, S.A. de C.V.	Mexico

Teleparábolas, S.L.	Spain

Telesistema Mexicano, S.A. de C.V. (3)	Mexico
Imagen y Talento Internacional, S.A. de C.V.	Mexico

Televisa Argentina, S.A. (3)	Argentina

Televisa Entretenimiento, S.A. de C.V.	Mexico
Ocesa Entretenimiento, S.A. de C.V. and subsidiaries (*)	Mexico

Televisa Juegos, S.A. de C.V.	Mexico
Apuestas Internacionales, S.A. de C.V.	Mexico
Magical Entertainment, S. de R.L. de C.V.	Mexico

TV Transmisiones de Chihuahua, S.A. de C.V.	Mexico
Construcciones Megapo de Acapulco, S.A. de C.V.	Mexico

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Cuernamú, S.A. de C.V.	Mexico
Mega Com-M Servicios, S.A. de C.V.	Mexico

Villacezan, S.A. de C.V.	Mexico
Galavisión DTH, S. de R.L. de C.V.	Mexico
DTH México, S.A. de C.V. (1)	Mexico
Mednet, S.A. de C.V. (*)	Mexico
Raspafácil, S.A. de C.V.	Mexico

(*)	Associate or Joint Venture, for purposes of Mexican and/or International Financial Reporting Standards.

(1)	Without current operations.

(2)	Consolidated variable interest entity. The Company and/or any of its subsidiaries is deemed the primary beneficiary of the variable interest entity.

(3)	In process of liquidation.

(4)	Special purpose entity, for purposes of Mexican and/or International Financial Reporting Standards.

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